Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit 10.2
AMENDMENT 10
TO
SPECIAL BUSINESS PROVISIONS SBP-MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INC.
This Amendment (“Amendment”) to Special Business Provisions SBP-MS-65530-0016 is entered into as of September 26, 2014 between Spirit AeroSystems, Inc., a Delaware corporation, with its principal office in Wichita, Kansas (“Seller”) and The Boeing Company, a Delaware Corporation (“Boeing”). Hereinafter, the Seller and Boeing may be referred to jointly as “Parties” hereto. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the SBP (as defined below).
Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:
RECITALS

A.
Boeing and Seller have entered into an agreement SBP-MS-65530-0016 (SBP), GTA-BCA-65530-0016 (“GTA”) and AA-65530-0016 (AA) and all attachments and amendments thereto “Sustaining Contract” for Seller to provide product for current model aircraft and derivatives of those models.

B.	Seller currently supplies Products to Boeing under the Sustaining Contract in support of the current production 737 model aircraft.

C.	On or about July 3, 2014, a train derailment occurred in which six (6) 737 fuselages, P/N 001A4001-901, were damaged while en route to Boeing (“Derailment”).

D.
Boeing and Seller wish to establish specific terms and conditions in Exhibit A to this Amendment relating to, and which may result from, the rapid production and replacement of six (6) fuselages due to the Derailment.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Amendment of the SBP. The SBP is hereby amended to include the following:
a.Section 3.7 is hereby added to the SBP as follows:

3.7	737 Derailment
Attachment 26 (“737 DERAILMENT”), attached hereto as Exhibit A, is hereby added to the SBP.

2.	This Amendment may be changed only in writing by authorized representatives of Seller and Boeing.

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Agreement as of the date first set forth above.

BOEING	SELLER

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.

Signature: /s/ Bruce Folden	Signature: /s/ Ryan C. Ast

Printed Name: Bruce Folden	Printed Name: Ryan C. Ast

Title: Contracts Administrator	Title: Contracts Administrator

Date: 9/26/14	Date: 09/26/14

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

EXHIBIT A
ATTACHMENT 26 TO SBP-MS-65530-0016
737 DERAILMENT

1.0	APPLICABILITY

1.1
This ATTACHMENT 26 (hereinafter, “ATTACHMENT”) implements the terms of an agreement between the Parties under Amendment 10 of the SBP is executed this September 26, 2014 (“Effective Date”). This ATTACHMENT pertains only to Derailment and to the Master Schedule Recovery Phase, as further defined below.

1.2
Except as specified herein, all other terms and conditions of the Sustaining Contract shall apply. In the event of a conflict between the terms of this ATTACHMENT and the SBP-MS-65530-0016 (“SBP”), GTA-BCA-65530-0016 (“GTA”) and AA-65530-0016 (AA) (together with all attachments and amendments thereto, the “Sustaining Contract”), the terms of this ATTACHMENT shall have precedence.

1.3	Railcar schedule planning and execution will be addressed by the Parties separately from this ATTACHMENT.

1.4	Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Sustaining Contract.

2.0DERAILMENT CONSIDERATIONS

2.1	It is agreed by the Parties that:

2.1.1	The Derailment is an extraordinary event for which the recovery and replacement of the six (6) fuselages is best achieved through swift action and mutual cooperation by Boeing and Seller;

2.1.2	The Parties will introduce into Spirit production the six (6) Derailment replacement fuselages in sequential order, beginning [*****] by delaying the current production Master Schedule by [*****];

2.1.3
Deliveries will follow the Spirit Fuselage Recovery Plan attached hereto and incorporated herein by reference as Exhibit 1 (“Spirit Fuselage Recovery Plan”) to this ATTACHMENT, enabling Seller to recover to the production Master Schedule by [*****] (hereinafter, “Recovery Phase”);

2.1.4	That no Changes will be permitted against L/Us 5030R, 5031R, 5032R, 5033R, 5034R, and 5035R; and

2.1.5	That Boeing assures Seller will continue to maintain Global REDARS access.

2.2	FOB

As of the Effective Date of this ATTACHMENT, “FOB” as used in the Sustaining Contract shall mean until 11:59 p.m. of the FOB shipment day.
3.0    PAYMENT

3.1	End Item pricing for L/Us 5030R, 5031R, 5032R, 5033R, 5034R, and 5035R is subject to Attachment 1 of ERP Contract 611482 ([*****] each), payable upon receipt according to standard SBP payment terms.

3.2
Boeing will pay to Seller associated Derailment disruption costs in the total amount of [*****], a firm-fixed price, payable upon receipt of Seller’s invoice according to the scheduled payment dates as follows:

3.2.1	[*****] on or before [*****];

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

3.2.2	[*****] on or before [*****];

3.2.3	[*****] on or before [*****];

3.2.4	[*****] on or before [*****];

3.2.5	[*****] on or before [*****]; and

3.2.6	[*****] on or before [*****].

3.3	Within five (5) days of the Effective Date, Boeing will issue a Purchase Order to Seller in accordance with the terms of this ATTACHMENT.

3.4
To the extent Boeing and Seller must make revisions to other existing Purchase Orders due to impacts resulting from Derailment and the Recovery Phase, the Parties agree to work in good faith to make such revisions as necessary to meet the intent of this ATTACHMENT.

3.5
In the event of an agreed change to Exhibit 1 to this ATTACHMENT or unforeseen requirement, the Parties will amend this ATTACHMENT within ten [10] days of notice to the other Party in order to revise the schedule and if applicable under this contract, make provisions for the payment to Seller for additional disruption costs realized by Seller.

4.0    MISCELLANEOUS

4.1
This ATTACHMENT, including all Exhibits, contain the entire agreement between Seller and Boeing about the subject matter hereof and supersedes all previous proposals, understandings, commitments, or representations whatsoever, oral or written for said effort. This ATTACHMENT may be changed only in writing by authorized representatives of Seller and Boeing. Except as specified herein, all other terms of the Sustaining Contract apply. In the event of a conflict between the terms of this ATTACHMENT and the Sustaining Contract, the terms of this ATTACHMENT will have precedence.

4.2
Except as allowed in Section 3.5, the agreement contained in this ATTACHMENT represents the full and final settlement reach by the Parties and shall not be altered as a result of any settlement between Boeing and a third party.

4.3	This ATTACHMENT shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

EXHIBIT 1
SPIRIT FUSELAGE RECOVERY PLAN

[*****]

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